Exhibit 10.3

Housing Lease Contract

Party A (Lessor): Lin Xuexin

Identification Number: Mainland Travel Permit for Hong Kong and Macao Residents H0120255601

Party B (Lessee): Fuzhou Yukai Trading Co., Ltd.

Company's Registered Address: Room 909, 910, 911, 912, Xinya Building, No. 121 Dongjie, Gulou District, Fuzhou

Legal Representative: Zheng Zhenyu

Pursuant to the Contract Law of the People's Republic of China and other relevant laws and regulations, Party A and Party B have entered into the following lease renewal agreement in respect of the Housing Lease Contract (hereinafter referred to as the "Original Contract") executed by the parties on July 18, 2021.

I. Party A and Party B agree that Party B shall renew the lease for another year in accordance with the Original Contract.

II. Party B shall renew the lease for one year from August 17, 2022 to August 16, 2023.

III. The rent shall be calculated from the lease commencement date, and the monthly rent shall be CNY 29,000 (in words: CNY Twenty-Nine Thousand) from August 17, 2022 to August 16, 2023.

IV. Other terms of the Contract shall be subject to the Original Contract.

Party A (Signature): Lin Xuexin [signature]	Party B: Fuzhou Yukai Trading Co., Ltd.
Contract Execution Date: July 29, 2022